UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

Green Brick Partners, Inc.

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(Exact name of registrant as specified in its charter)

Delaware				001-33530	20-5952523
(State or other jurisdiction of incorporation)				(Commission File Number)	(IRS Employer Identification Number)
5501 Headquarters Drive	,	Ste 300W
Plano	,	TX	75024	(469)	573-6755
(Address of principal executive offices, including Zip Code)				(Registrant’s telephone number, including area code)

2805 Dallas Parkway, Suite 400
Plano, TX, 75093
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The New York Stock Exchange
Depositary Shares (each representing a 1/1000th interest in a share of 5.75% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	GRBK PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2023, Green Brick Partners, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Goldman Sachs & Co. LLC (the “Underwriter”), and the selling stockholder named in Schedule A thereto (the “Selling Stockholder”), relating to an underwritten public offering (the “Secondary Offering”) of 850,000 shares of the Company’s common stock, par value $0.01 per share (the “common stock”), sold by the Selling Stockholder at a price to the public of $45.75 per share.

The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company, the Selling Stockholder and the Underwriter, as well as termination and other customary provisions.

The Secondary Offering was made pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-274369) that became effective under the Securities Act of 1933, as amended, when filed with the Securities and Exchange Commission on September 6, 2023, and a related prospectus supplement dated September 6, 2023. The Secondary Offering closed on September 8, 2023. The Company did not sell any shares of common stock in the Secondary Offering and did not receive any proceeds from the Secondary Offering.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.
On September 6, 2023, the Company announced the commencement of the Secondary Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On September 7, 2023, the Company announced the pricing of the Secondary Offering. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated September 6, 2023, by and among Green Brick Partners, Inc., Goldman Sachs & Co. LLC and the Selling Stockholder named therein.
5.1	Opinion of Greenberg Traurig, P.A.
23.1	Consent of Greenberg Traurig, P.A. (contained in Exhibit 5.1)
99.1	Press Release dated September 6, 2023
99.2	Press Release dated September 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date:    September 8, 2023